Exhibit (i)(1)

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DrinkerBiddle&Reath
              L L P


                                One Logan Square
                             18th and Cherry Streets
                           Philadelphia, PA 19103-6996
                            Telephone: (215) 988-2700
                            Facsimile: (215) 988-2757
                              www.drinkerbiddle.com

                                December 31, 2009



Allegiant Funds
760 Moore Road
King of Prussia, PA  19406


Ladies and Gentlemen:

         We have acted as counsel to Allegiant Funds, a Delaware statutory trust (the "Trust"), in connection with the preparation and filing with the Securities and Exchange Commission of Post-Effective Amendment No. 87 to the Trust's Registration Statement on Form N-1A (the "Registration Statement") under the Securities Act of 1933, as amended, registering an indefinite number of shares of each of the classes of shares listed on Schedule 1 to this opinion (collectively, the "Shares"). The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value.

         We have reviewed the Trust's Agreement and Declaration of Trust, its Bylaws, and resolutions adopted by its Board of Trustees, and have considered such other legal and factual matters as we have considered necessary.

         This opinion is based exclusively on the laws of the State of Delaware and the federal laws of the United States of America.

         We have assumed the following for this opinion:

         1. The Shares will be issued in accordance with the Trust's Agreement and Declaration of Trust and Bylaws and resolutions of the Trust's Board of Trustees relating to the creation, authorization and issuance of the Shares.
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Allegiant Funds
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         2. The Shares will be issued against consideration therefor as described in the Trust's prospectuses relating thereto, and that such consideration will have been at least equal to the applicable net asset value and the applicable par value.

         Based on the foregoing, it is our opinion that:

         1. The Shares to be issued pursuant to the Registration Statement have been duly authorized for issuance by the Trust; and

         2. When issued and paid for upon the terms provided in the Registration Statement, the Shares to be issued pursuant to the Registration Statement will be validly issued, fully paid and non-assessable by the Trust and that the holders of the Shares will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware (except that we express no opinion as to such holders who are also Trustees of the Trust).

         We hereby consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to Post-Effective Amendment No. 87 to the Registration Statement. Except as provided in this paragraph, the opinion set forth above is expressed solely for the benefit of the addressee hereof in connection with the matters contemplated hereby and may not be relied upon by, or filed with, any other person or entity or for any other purpose without our prior written consent.





                                              Very truly yours,


                                              /s/ Drinker Biddle & Reath LLP
                                              ------------------------------
                                              DRINKER BIDDLE & REATH LLP



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DrinkerBiddle&Reath
              L L P


                                   SCHEDULE 1


Balanced Allocation Fund                                    S&P 500 Index Fund
         Class I Shares                                                Class I Shares
         Class A Shares                                                Class A Shares
         Class C Shares                                                Class C Shares
International Equity Fund                                   Small Cap Core Fund
         Class I Shares                                                Class I Shares
         Class A Shares                                                Class A Shares
         Class C Shares                                                Class C Shares
Large Cap Core Equity Fund                                  Bond Fund
         Class I Shares                                                Class I Shares
         Class A Shares                                                Class A Shares
         Class C Shares                                                Class C Shares
Large Cap Growth Fund                                       Government Mortgage Fund
         Class I Shares                                                Class I Shares
         Class A Shares                                                Class A Shares
         Class C Shares                                                Class C Shares
Large Cap Value Fund                                        High Yield Bond Fund
         Class I Shares                                                Class I Shares
         Class A Shares                                                Class A Shares
         Class C Shares
Mid Cap Value Fund                                          Intermediate Bond Fund
         Class I Shares                                                Class I Shares
         Class A Shares                                                Class A Shares
         Class C Shares                                                Class C Shares
Multi-Factor Small Cap Core Fund                            Limited Maturity Bond Fund
         Class I Shares                                                Class I Shares
         Class A Shares                                                Class A Shares
         Class C Shares                                                Class C Shares
Multi-Factor Small Cap Growth Fund                          Total Return Advantage Fund
         Class I Shares                                                Class I Shares
         Class A Shares                                                Class A Shares
         Class C Shares                                                Class C Shares
Multi-Factor Small Cap Value Fund                           Ultra Short Bond Fund
         Class I Shares                                                Class I Shares
         Class A Shares                                                Class A Shares
         Class C Shares                                                Class C Shares

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Allegiant Funds
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
Intermediate Tax Exempt Bond Fund                           Tax-Exempt Money Market Fund
         Class I Shares                                                Class I Shares
         Class A Shares                                                Class A Shares
         Class C Shares                                                Class T Shares
Michigan Intermediate Municipal Bond Fund                   Treasury Money Market Fund
         Class I Shares                                                Class I Shares
         Class A Shares                                                Class A Shares
         Class C Shares
Ohio Intermediate Tax Exempt Bond Fund                      Maryland Tax Exempt Bond Fund
         Class I Shares                                                Class I Shares
         Class A Shares                                                Class A Shares
         Class C Shares                                                Class C Shares
Pennsylvania Intermediate Municipal Bond Fund
         Class I Shares
         Class A Shares
         Class C Shares
Government Money Market Fund
         Class I Shares
         Class A Shares
Money Market Fund
         Class I Shares
         Class A Shares
         Class C Shares
Ohio Municipal Money Market Fund
         Class I Shares
         Class A Shares
         Class T Shares
Pennsylvania Tax Exempt Money Market Fund
         Class I Shares
         Class A Shares
         Class T Shares
Tax Exempt Limited Maturity Bond Fund
         Class I Shares
         Class A Shares
         Class C Shares